                                                                 EXHIBIT (10)(f)

                                                              AMERICAN
                                                                |GENERAL
                                                                |FINANCIAL GROUP

PLATINUM INVESTOR SURVIVOR II
JOINT AND LAST SURVIVOR VARIABLE UNIVERSAL
LIFE INSURANCE SUPPLEMENTAL APPLICATION

AMERICAN GENERAL LIFE INSURANCE COMPANY, ("AGL")
Home Office: Houston, Texas

Member of American General Financial Group. American General Financial Group is the marketing name for American General Corporation and its subsidiaries.

(This supplement must accompany the appropriate application for life insurance.)
-----------------------------------------------------------------------------------------------------------------------------------
Applicant Information - Supplement to the application on the lives of
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------     -----------------------------------------     --------------------------------------
Name of Proposed Contingent Insured            Name of Other Proposed Contingent Insured     Date of application for life insurance

-----------------------------------------------------------------------------------------------------------------------------------
Initial Allocation Percentages
-----------------------------------------------------------------------------------------------------------------------------------
Investment Options    In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
                      Allocation" column, indicate which investment options are to be used for the deduction of monthly charges.
                      Total allocations in each column must equal 100%. Use whole percentages only.

                                           PREMIUM    DEDUCTION                                               PREMIUM    DEDUCTION
                                          ALLOCATION  ALLOCATION                                             ALLOCATION  ALLOCATION
                                          ----------  ----------                                             ----------  ----------
AGL Declared Fixed Interest Account (18)    _____%     _____%     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                                                                  Mid-Cap Growth Division (167)                    _____%     ____%
AIM VARIABLE INSURANCE FUNDS
AIM V.I. International Equity Division (130)_____%     _____%     NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
AIM V.I. Value Division (131)               _____%     _____%     International Equities Division (132)            _____%     _____%
                                                                  MidCap Index Division (133)                      _____%     _____%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                        Money Market Division (134)                      _____%     _____%
VP Value Division (153)                     _____%     _____%     Nasdaq-100 Index Division (136)                  _____%     _____%
                                                                  Science & Technology Division (137)              _____%     _____%
AYCO SERIES TRUST                                                 Small Cap Index Division (138)                   _____%     _____%
Ayco Growth Fund Division (154)             _____%     _____%     Stock Index Division (135)                       _____%     _____%

CREDIT SUISSE WARBURG PINCUS TRUST                                PIMCO VARIABLE INSURANCE TRUST
Small Company Growth Division (173)         _____%     _____%     PIMCO Real Return Bond Division (169)            _____%     _____%
                                                                  PIMCO Short-Term Bond Division (168)             _____%     _____%
DREYFUS INVESTMENT PORTFOLIOS                                     PIMCO Total Return Bond Division (170)           _____%     _____%
MidCap Stock Division (155)                 _____%     _____%
                                                                  PUTNAM VARIABLE TRUST
DREYFUS VARIABLE INVESTMENT FUND                                  Putnam VT Diversified Income Division (144)      _____%     _____%
Quality Bond Division (139)                 _____%     _____%     Putnam VT Growth and Income Division (145)       _____%     _____%
Small Cap Division (140)                    _____%     _____%     Putnam VT Int'I Growth and Income Division (146) _____%     _____%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND                         SAFECO RESOURCE SERIES TRUST
VIP Asset Manager Division (159)            _____%     _____%     Equity Division (147)                            _____%     _____%
VIP Contrafund Division (158)               _____%     _____%     Growth Opportunities Division (148)              _____%     _____%
VIP Equity-Income Division (156)            _____%     _____%
VIP Growth Division (157)                   _____%     _____%     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                                                  Equity Growth Division (142)                     _____%     _____%
JANUS ASPEN SERIES - SERVICE SHARES                               High Yield Division (143)                        _____%     _____%
Aggressive Growth Division (162)            _____%     _____%
International Growth Division (160)         _____%     _____%     VANGUARD VARIABLE INSURANCE FUND
Worldwide Growth Division (161)             _____%     _____%     High Yield Bond Division (171)                   _____%     _____%
                                                                  REIT Index Division (172)                        _____%     _____%
J.P. MORGAN SERIES TRUST II
J.P. Morgan Small Company Division (163)    _____%     _____%     VAN KAMPEN LIFE INVESTMENT TRUST
                                                                  Strategic Stock Division (149)                   _____%     _____%
MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (165)    _____%     _____%     OTHER:_____________________________              _____%     _____%
MFS Emerging Growth Division (141)          _____%     _____%                                                       100%       100%
MFS New Discovery Division (166)            _____%     _____%
MFS Research Division (164)                 _____%     _____%

------------------------------------------------------------------------------------------------------------------------------------
AGLC 0461-2001                                                                                                          Page  1 of 4

------------------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging
------------------------------------------------------------------------------------------------------------------------------------
Dollar Cost    ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the [Money Market
Averaging      Division] and transferred to one or more of the investment options below. The [AGL Declared Fixed Interest Account]
               is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost
               Averaging option.

               Day of the month for transfers: _____________________   (Choose a day of the month between 1-28.)

               Frequency of transfers:  [_] Monthly    [_] Quarterly    [_] Semiannually   [_] Annually

               Transfer $ ________________________________             ($100 MINIMUM, WHOLE DOLLARS ONLY)


AIM VARIABLE INSURANCE FUNDS                                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AIM V.I. International Equity Division (130)$__________         Mid-Cap Growth Division (167)                       $__________
AIM V.I. Value Division (131)               $__________
                                                                NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                      International Equities Division (132)               $__________
VP Value Division (153)                     $__________         MidCap Index Division (133)                         $__________
                                                                Nasdaq-100 Index Division (136)                     $__________
AYCO SERIES TRUST                                               Science & Technology Division (137)                 $__________
Ayco Growth Fund Division (154)             $__________         Small Cap Index Division (138)                      $__________
                                                                Stock Index Division (135)                          $__________
CREDIT SUISSE WARBURG PINCUS TRUST
Small Company Growth Division (173)         $__________         PIMCO VARIABLE INSURANCE TRUST
                                                                PIMCO Real Return Bond Division (169)               $__________
DREYFUS INVESTMENT PORTFOLIOS                                   PIMCO Short-Term Bond Division (168)                $__________
MidCap Stock Division (155)                 $__________         PIMCO Total Return Bond Division (170)              $__________

DREYFUS VARIABLE INVESTMENT FUND                                PUTNAM VARIABLE TRUST
Quality Bond Division (139)                 $__________         Putnam VT Diversified Income Division (144)         $__________
Small Cap Division (140)                    $__________         Putnam VT Growth and Income Division (145)          $__________
                                                                Putnam VT Int'I Growth and Income Division (146)    $__________
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Asset Manager Division (159)            $__________         SAFECO RESOURCE SERIES TRUST
VIP Contrafund Division (158)               $__________         Equity Division (147)                               $__________
VIP Equity-Income Division (156)            $__________         Growth Opportunities Division (148)                 $__________
VIP Growth Division (157)                   $__________
                                                                THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
JANUS ASPEN SERIES - SERVICE SHARES                             Equity Growth Division (142)                        $__________
Aggressive Growth Division (162)            $__________         High Yield Division (143)                           $__________
International Growth Division (160)         $__________
Worldwide Growth Division (161)             $__________         VANGUARD VARIABLE INSURANCE FUND
                                                                High Yield Bond Division (171)                      $__________
J.P. MORGAN SERIES TRUST II                                     REIT Index Division (172)                           $__________
J.P Morgan Small Company Division (163)     $__________
                                                                VAN KAMPEN LIFE INVESTMENT TRUST
MFS VARIABLE INSURANCE TRUST                                    Strategic Stock Division (149)                      $__________
MFS Capital Opportunities Division (165)    $__________
MFS Emerging Growth Division (141)          $__________         OTHER _______________________________               $__________
MFS New Discovery Division (166)            $__________
MFS Research Division (164)                 $__________

------------------------------------------------------------------------------------------------------------------------------------
Automatic Rebalancing
------------------------------------------------------------------------------------------------------------------------------------
Automatic      ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the
Rebalancing    premium percentages designated on Page 1 of this form. If the AGL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

               CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:  [_] Quarterly  [_] Semiannually  [_] Annually
               ----------------------------------------------   -------------  ----------------  -----------
               NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

------------------------------------------------------------------------------------------------------------------------------------
Modified Endowment Contract
------------------------------------------------------------------------------------------------------------------------------------
Contract       If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the
               Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                                                         [_] YES   [_] NO
------------------------------------------------------------------------------------------------------------------------------------
AGLC 0461-2001                                                                                                           Page 2 of 4

------------------------------------------------------------------------------------------------------------------------------------
Death Benefit Compliance Test
------------------------------------------------------------------------------------------------------------------------------------
                           [_] Guideline Premium Test                           [_] Cash Value Accumulation Test
------------------------------------------------------------------------------------------------------------------------------------
Specified Amount
------------------------------------------------------------------------------------------------------------------------------------
Base Coverage $______________________plus Supplemental Coverage $ _________________________ = Total Specified Amount $ _____________

------------------------------------------------------------------------------------------------------------------------------------
Telephone Authorization
------------------------------------------------------------------------------------------------------------------------------------
                      I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on
                      telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest
                      Account and to change allocations for future premium payments and monthly deductions given by:

Initial appropriate   [    ]  Policy Owner(s)- if Joint Owners, either of us acting independently.
box here:
                      [    ]  Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                      AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.
------------------------------------------------------------------------------------------------------------------------------------
Suitability
------------------------------------------------------------------------------------------------------------------------------------
All questions must    1. Have you, the Proposed Insured(s) or Owner(s) (if different), received the variable universal life
be answered.             insurance policy prospectus and the prospectuses describing the investment options?         [_] yes  [_] no
                         (IF "YES," PLEASE FURNISH THE PROSPECTUS DATES.)

                         Variable Universal Life Insurance Policy Prospectus:     __________

                         Supplements (if any):                                    __________

                      2. Do you understand and acknowledge:

                         a. THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED ACCOUNTS WHICH
                            MEANS THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES FOR THE POLICY AND
                            THE UNDERLYING ACCOUNTS?                                                                 [_] yes  [_] no

                         b. THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE SEGREGATED
                            ACCOUNTS MAY VARY: AND                                                                   [_] yes  [_] no

                            (1)  ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE U.S.
                                 GOVERNMENT OR ANY STATE GOVERNMENT?                                                 [_] yes  [_] no

                            (2)  ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY
                                 OTHER AGENCY, FEDERAL OR STATE?                                                     [_] yes  [_] no

                         c. THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN
                            THE AGL DECLARED FIXED INTEREST ACCOUNT?                                                 [_] yes  [_] no

                         d. THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR
                            THE ACCUMULATION OF VALUES IN THE SEGREGATED ACCOUNTS?                                   [_] yes  [_] no

                         e. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING
                            ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                    [_] yes  [_] no

                         f. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
                            EXPERIENCE OF THE SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT
                            ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?                                            [_] yes  [_] no

                      3. Do you believe the Policy you selected meets your insurance and investment
                         objectives and your anticipated financial needs?                                            [_] yes  [_] no

------------------------------------------------------------------------------------------------------------------------------------
AGLC 0461-2001                                                                                                           Page 3 of 4

------------------------------------------------------------------------------------------------------------------------------------
Acknowledgements
------------------------------------------------------------------------------------------------------------------------------------
                   The following states require the applicants to acknowledge the information below that pertains to their specific
                   State. Check the appropriate box for your application state, and sign and date the Your Signature section below.

                   [_]  FLORIDA
                        Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application any false, incomplete or misleading information is guilty of a felony of the third degree.

                   [_]  MAINE
                        It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or denial of insurance benefit.

                   [_]  NEW MEXICO
                        Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

------------------------------------------------------------------------------------------------------------------------------------
Your Signature
------------------------------------------------------------------------------------------------------------------------------------

Signatures   Signed at (city, state)
             -----------------------------------------------------------------------------------------------------------------------

             Print name of Broker/Dealer
             -----------------------------------------------------------------------------------------------------------------------

             X Registered Representative                                      State license #                   Date
             -----------------------------------------------------------------------------------------------------------------------

             X Proposed Contingent Insured                                                                      Date
             ----------------------------------------------------------------------------------------------------------------------

             X Other Proposed Contingent Insured                                                                Date
             ----------------------------------------------------------------------------------------------------------------------

             X Owner                                                                                            Date
             ----------------------------------------------------------------------------------------------------------------------
             (If different from Proposed Contingent Insured)

             X Additional Owner                                                                                 Date
             ----------------------------------------------------------------------------------------------------------------------
             (If different from Proposed Contingent Insured)



-----------------------------------------------------------------------------------------------------------------------------------
AGLC 0461-2001                                                                                                          Page 4 of 4